                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

[ X ] Filed by the Registrant
[   ] Filed by a Party other than the Registrant

Check the appropriate box:
[ X ] Preliminary Proxy Statement
                                         [   ] Confidential, For Use of
                                               the Commission Only (as permitted
                                               by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             SEI LIQUID ASSET TRUST
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             SEI LIQUID ASSET TRUST
                             -----------------------
                  (NAME OF PERSON(S) FILING PROXY STATEMENT, IF
                           OTHER THAN THE REGISTRANT )

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:

      ------------------------------------------------------------------------
      (2) Aggregated number of securities to which transaction applies:

      ------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      ------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:

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      (5) Total fee paid:

      ------------------------------------------------------------------------
[   ] Fee paid previously preliminary materials:

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[   ] Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      (1) Amount Previously Paid:

      ------------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:

      ------------------------------------------------------------------------
      (3) Filing Party:

      ------------------------------------------------------------------------
      (4) Dated Filed:

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                           GOVERNMENT SECURITIES FUND

     ----------------------------------------------------------------------

                       IMPORTANT SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------

 This document contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Fund. The proxy card may be completed by checking the appropriate box and voting for or against the specific proposals relating to your Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Trustees.

 Please spend a few minutes with the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Fund will not need to conduct additional mailings.

 Please take a few moments to exercise your right to vote. Thank you.

--------------------------------------------------------------------------------

                             SEI LIQUID ASSET TRUST

                             SEI LIQUID ASSET TRUST

                           GOVERNMENT SECURITIES FUND

Dear Shareholder,

A shareholder meeting of the Government Securities Fund (the "Fund") of SEI Liquid Asset Trust has been scheduled for February 27, 2003 (the "Meeting"). The Meeting will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456.

At the Meeting you will be asked to consider and act on proposals relating to the approval of SIMC as the Fund's investment adviser, the approval of Banc of America Capital Management, LLC ("BACAP") as the Fund's investment sub-adviser and the implementation of a "manager of managers" structure for the Fund. Shareholders previously voted on the approval of SIMC as the Fund's investment adviser and the implementation of a "manager of managers" structure at a meeting held on January 9, 2003. The proposal for the approval of SIMC as the Fund's adviser and the implementation of the "manager of managers" structure were made mutually dependent and the failure of one proposal would result in the failure of the other proposal. At the January 2003 meeting, shareholders approved SIMC as the Fund's investment adviser, but did not approve the proposal relating to the implementation of the "manager of managers" structure. Because the approval of SIMC was interdependent on the approval of the "manager of managers" structure, SIMC will not be able to serve as the Fund's investment adviser. In the interim, SIMC and BACAP will provide investment advisory services under an interim investment advisory agreement and an interim investment sub-advisory agreement, respectively, in reliance on rules of the Securities and Exchange Commission. However, these interim agreements will terminate on March 16, 2003.

At the Meeting, shareholders are being asked to reconsider the proposals for the implementation of the manager of managers structure and the approval of SIMC as the Fund's investment adviser. In addition, shareholders are being asked to consider the proposal for approval of BACAP as the Fund's sub-adviser. The Board of Trustees is recommending the approval of all three proposals. However, this time the proposals are independent of one another, except that BACAP cannot be approved as the Fund's sub-adviser unless SIMC is approved as the Fund's adviser.

If you were a shareholder of record as of the close of business on January 27, 2003, you are entitled to vote at the Meeting and any adjournment(s) of the Meeting. While you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THE MAXIMUM NUMBER OF SHARES MAY BE VOTED. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET.

The attached proxy statement is designed to give you detailed information relating to each of the proposals on which you are asked to vote. We encourage you to support the Trustees' recommendations. The purpose of the Meeting is to consider the proposals set forth below and to transact such business as may be properly brought before the Meeting or any adjournment(s) thereof. The proposals described in the proxy statement relate to the following matters:

    1.  TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE FOR THE FUND.
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    2.  TO APPROVE SIMC AS THE FUND'S INVESTMENT ADVISER, AND TO APPROVE AN
       INVESTMENT ADVISORY AGREEMENT WITH SIMC.

    3. TO APPROVE BACAP AS THE FUND'S INVESTMENT SUB-ADVISER, AND TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN SIMC AND BACAP.

Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

Shareholders are entitled to a separate vote under Proposals 1, 2 and 3. However, in order for the Fund to implement the "manager of managers" structure described under Proposal 1, shareholders must approve the "manager of managers" structure under Proposal 1 and the selection of SIMC as investment adviser to the Fund under Proposal 2. If shareholders approve Proposals 1 and 2, Proposal 3 will automatically become effective and shareholder approval of Proposal 3 will not be necessary.

If shareholders do not approve of Proposal 1, shareholder approval is required for Proposals 2 and 3 in order for SIMC and BACAP to serve as investment adviser and sub-adviser, respectively, to the Fund. Therefore, if shareholders only approve Proposals 2 and 3, SIMC and BACAP will serve as investment adviser and sub-adviser, respectively, to the Fund, but the Fund will not be able to implement a "manager of managers" structure in reliance on the exemption provided by the U.S. Securities and Exchange Commission, which permits the Fund to hire or replace investment sub-advisers without shareholder vote.

If shareholders do not approve the "manager of managers" structure, as discussed under Proposal 1, and do not approve SIMC as investment adviser and the investment advisory agreement, as discussed under Proposal 2, the Trustees will consider an appropriate course of action.

Your vote is important. Please do not hesitate to call 1-800-DIAL-SEI if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the SEI Funds.

Sincerely,

[/S/ EDWARD D. LOUGHLIN]

Edward D. Loughlin

President and Chief Executive Officer
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                                IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposals. The information provided under the "Questions and Answers" section below is qualified in its entirety by reference to the Proxy Statement.

                             QUESTIONS AND ANSWERS

WHY AM I RECEIVING THIS PROXY STATEMENT?

    The Board of Trustees is asking you to vote on the following proposals:

    -  To approve a "manager of managers" structure for the Fund.

    - To approve SEI Investments Management Corporation ("SIMC") as investment adviser for the Fund, and to approve an investment advisory agreement with SIMC.

    - To approve Banc of America Capital Management, LLC ("BACAP") as an investment sub-adviser, and to approve an investment sub-advisory agreement with BACAP.

WHAT IS A "MANAGER OF MANAGERS" STRUCTURE?

The Board of Trustees is proposing the implementation of a "manager of managers" structure for the Government Securities Fund (the "Fund") of SEI Liquid Asset Trust (the "Trust"). Under this structure, the Fund will have SIMC as an investment adviser and SIMC, subject to supervision of the Board of Trustees, will supervise one or more sub-advisers. This structure will allow the Board of Trustees, at the recommendation of SIMC, to appoint additional or replacement sub-advisers to the Fund without shareholder approval.

The Investment Company Act of 1940, as amended (the "1940 Act"), which regulates investment companies, such as the Fund, requires shareholder approval of new investment advisory agreements (including sub-advisory agreements). The U.S. Securities and Exchange Commission, however, has granted the Trust a partial exemption from this requirement to allow the appointment of investment sub-advisers in connection with the proposed "manager of managers" structure, WITHOUT shareholder approval. Before the Fund can rely on this exemption and implement the "manager of managers" structure, the Fund's shareholders must approve the "manager of managers" structure and approve SIMC as the Fund's investment adviser.

Most other funds in the SEI Funds family have implemented the "manager of managers" structure and the Board of Trustees has found that structure to be efficient and effective in managing those funds. Using a "manager of managers" structure will enable the Fund to avoid the considerable expense of holding shareholder meetings to approve new or additional sub-advisers.

WHY AM I BEING ASKED TO VOTE ON SIMC AS THE FUND'S INVESTMENT ADVISER, AND A NEW INVESTMENT ADVISORY AGREEMENT WITH SIMC?

In connection with the implementation of the "manager of managers" structure, the Board of Trustees is also seeking shareholder approval of SIMC as the Fund's investment adviser, and the new investment advisory agreement with SIMC. As mentioned above, the 1940 Act requires shareholder approval of new investment advisory agreements. At a meeting held in September 2002, the Board approved SIMC as a replacement for the Fund's investment adviser. At the meeting, the Board approved SIMC as "interim" investment adviser under an interim advisory agreement that has a maximum term of 150 days. The Proxy Statement requests your approval of an investment advisory agreement with SIMC that
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is not an "interim" agreement and can be continued from year to year with the approval of the Board of Trustees.

WHY AM I BEING ASKED TO VOTE ON BACAP AS THE FUND'S INVESTMENT SUB-ADVISER, AND A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN SIMC AND BACAP?

SIMC has recommended to the Board, and the Board has approved, BACAP to serve as investment sub-adviser to the Fund. BACAP currently serves as sub-adviser to the Fund pursuant to an "interim" sub-advisory agreement with SIMC. As "interim" sub-adviser, BACAP provides the day-to-day investment decisions for the Fund. The Proxy Statement requests your approval of an investment sub-advisory agreement between SIMC and BACAP that is not an "interim" agreement and can be continued from year to year with the approval of the Board of Trustees.

HOW WILL THE IMPLEMENTATION OF THE "MANAGER OF MANAGERS" STRUCTURE AFFECT MY
  ACCOUNT?

The implementation of the "manager of mangers" structure will not directly change your account. You will remain a shareholder of the Fund just as before and the Fund will contract for advisory services as before. However, with the proposed "manager of managers" structure, the Fund will receive the benefit of SIMC's investment adviser selection, monitoring and allocation services and the Board's flexibility in approving additional or replacement sub-advisers without shareholder approval. The proposed investment advisory agreement between the Trust, on the Fund's behalf, and SIMC is substantially similar to the Trust's previous investment advisory agreement except to the extent it contemplates investment sub-advisers who manage the Fund's assets under the supervision of SIMC.

WILL THE IMPLEMENTATION OF A "MANAGER OF MANAGERS" STRUCTURE AFFECT THE FUND'S
  EXPENSES?

SIMC is entitled to the same contractual investment advisory fee as the investment advisory fee for the previous adviser. SIMC will be responsible for paying any advisory fees to sub-advisers. As a result, the proposed changes will not result in increased investment advisory fees.

Certain Fund service providers have contractually or voluntarily agreed to waive fees to keep the Fund's total expense ratio at specific levels. SIMC and the other service providers currently expect to waive fees to keep the Fund's total expense ratios at current levels. While SIMC's and the Fund service providers' voluntary fee waivers may be discontinued at any time, SIMC and the Fund service providers have no current intention of discontinuing these voluntary fee waivers. Accordingly, implementation of a "manager of managers" structure will not result in increased Fund fees and expenses to shareholders.

WILL MY VOTE MAKE A DIFFERENCE?

Yes. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations for shareholder votes. We encourage all shareholders to participate in the governance of their Fund.

                                       2
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HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

After careful consideration, the Trustees of the Fund, including the independent Trustees who comprise a majority of the Fund's Board of Trustees, unanimously recommend that you vote "FOR" the proposals.

WHOM DO I CALL IF I HAVE QUESTIONS?

We will be happy to answer your questions about this proxy solicitation. Please call us at 1-800-DIAL-SEI between 9:00 a.m. and 5:00 p.m., Eastern Standard Time, Monday through Friday.

HOW CAN I VOTE MY SHARES?

You may choose from one of the following options:

    - Through the Internet, by using www.proxyvote.com and following the onscreen instructions.

    -  By telephone, by calling toll free 1-800-690-6903.

    -  By mail, with the enclosed proxy card and return envelope.

    - In person at the shareholder meeting (see details enclosed in the Proxy Statement).

                             SEI LIQUID ASSET TRUST
                               101 FEDERAL STREET
                                BOSTON, MA 02110

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 TO BE HELD ON

                               FEBRUARY 27, 2003

    Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Government Securities Fund (the "Fund") of SEI Liquid Asset Trust (the "Trust") will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on February 27, 2003, at 11:00 a.m. (Eastern time).

    At the Meeting, shareholders of the Fund will be asked to consider and act on: (i) a new "manager of managers" structure; (ii) a new investment advisory agreement; and (iii) a new sub-advisory agreement. The purpose of the Meeting is to consider the proposals set forth below (the "Proposals") and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are as follows:

    1.  TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE FOR THE FUND.

    2. TO APPROVE SIMC AS THE FUND'S INVESTMENT ADVISER, AND TO APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH SIMC.

    3. TO APPROVE BANC OF AMERICA CAPITAL MANAGEMENT, LLC ("BACAP") AS THE FUND'S INVESTMENT SUB-ADVISER, AND TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN SIMC AND BACAP.

    Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

    Proposal 1 asks for shareholder approval of a "manager of managers" structure for the Fund. Under this structure, the Fund will have an investment adviser and one or more sub-advisers. This structure would allow the Trustees to appoint additional and replacement investment sub-advisers for the Fund WITHOUT obtaining shareholder approval of the sub-advisers. Proposal 2 asks for shareholder approval of SIMC as investment adviser and "manager of managers" to the Fund and the approval of an investment advisory agreement between SIMC and the Trust, on behalf of the Fund. To implement the "manager of managers" structure described under Proposal 1, with SIMC serving as the Fund's "manager of managers," shareholders must approve Proposals 1 and 2. If shareholders approve Proposals 1 and 2, Proposal 3 will automatically become effective and shareholder approval of Proposal 3 will not be necessary.

    If shareholders do not approve of Proposal 1, shareholder approval is required for Proposals 2 and 3 in order for SIMC and BACAP to serve as investment adviser and sub-adviser, respectively, to the Fund. Therefore, if shareholders only approve Proposals 2 and 3, SIMC and BACAP will serve as investment adviser and sub-adviser, respectively, to the Fund, but the Fund will not be able to implement a "manager of managers" structure in reliance on the exemption provided by the U.S. Securities and Exchange Commission, which permits the Fund to hire or replace investment sub-advisers without shareholder vote.

    If shareholders do not approve the "manager of managers" structure, as discussed under Proposal 1, and do not approve SIMC as investment adviser and the investment advisory agreement, as discussed under Proposal 2, the Trustees will consider an appropriate course of action.

    All shareholders are invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed Proxy and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or through the Internet.

    Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the Trust's President at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned session(s) thereof.

    Shareholders of record at the close of the business on January 27, 2003 are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

                       BY ORDER OF THE BOARD OF TRUSTEES

                          TIMOTHY D. BARTO, SECRETARY

February 17, 2003
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                             SEI LIQUID ASSET TRUST

                               101 FEDERAL STREET

                                BOSTON, MA 02110

                            ------------------------

                                PROXY STATEMENT

    This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Liquid Asset Trust (the "Trust") for use at the special meeting of shareholders of the Government Securities Fund (the "Fund"), a portfolio of the Trust, to be held on February 27, 2003 at 11:00 a.m. (Eastern time) at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any adjourned session(s) thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of record of the Fund at the close of business on January 27, 2003 are entitled to vote at the Meeting ("Shareholders").

    As of January 27, 2003, the net assets and the approximate number of units of beneficial interest ("shares") issued and outstanding for the Fund were XX and XX, respectively.

    Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting.

    In addition to the solicitation of proxies by mail, the Trustees and officers of the Trust and the officers and employees of SIMC, the Shareholder Servicing Agent for the Trust, and certain third parties hired for such purpose, may solicit proxies in person, by Internet, by telephone or by other means. SIMC will bear the costs of the Meeting and costs of any solicitation in connection with the Meeting. SIMC and the Trust will use Georgeson Shareholder, a third party solicitor, for solicitation of proxies. Georgeson Shareholder may solicit proxies in person, by Internet, by telephone or by other means. SIMC expects to pay approximately $XX to Georgeson Shareholder. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The proxy card and the Proxy Statement are being mailed to Shareholders on or about February 17, 2003.

    Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the Trust's President at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

    Each Trust is organized as a Massachusetts business trust and is not required to hold annual shareholder meetings. The Meeting is being called in order to permit Shareholders to vote on: (i) a new "manager of managers" structure; (ii) the selection of a new investment adviser; and (iii) the selection of a new investment sub-adviser. Specifically, Shareholders will be asked to vote on the following proposals (the "Proposals"):

    1.  TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE FOR THE FUND.

    2. TO APPROVE SIMC AS THE FUND'S INVESTMENT ADVISER, AND TO APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH SIMC.

    3. TO APPROVE BANC OF AMERICA CAPITAL MANAGEMENT, LLC ("BACAP") AS THE FUND'S INVESTMENT SUB-ADVISER, AND TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN SIMC AND BACAP.

    Shareholders also will be asked to vote on such other business as may properly come before the Meeting. Implementation of these Proposals will not result in increased Fund fees or expenses to Shareholders.

    RELATIONSHIP AMONG PROPOSALS. Shareholders are entitled to separate votes on Proposals 1, 2 and 3. However, in order for the Fund to implement the "manager of managers" structure described under Proposal 1, Shareholders must approve the "manager of managers" structure under Proposal 1 and the selection of SIMC as investment adviser to the Fund under Proposal 2. If Shareholders approve Proposals 1 and 2, Proposal 3 will automatically become effective and Shareholder approval of Proposal 3 will not be necessary.

    If Shareholders do not approve of Proposal 1, Shareholder approval is required for Proposals 2 and 3 in order for SIMC and BACAP to serve as investment adviser and sub-adviser, respectively, to the Fund. Therefore, if Shareholders only approve Proposals 2 and 3, SIMC and BACAP will serve as investment adviser and sub-adviser, respectively, to the Fund, but the Fund will not be able to implement a "manager of managers" structure in reliance on the exemption provided by the U.S. Securities and Exchange Commission (the "SEC"), which permits the Fund to hire or replace investment sub-advisers without shareholder vote.

    If Shareholders do not approve the "manager of managers" structure, as discussed under Proposal 1, and do not approve SIMC as investment adviser and the investment advisory agreement, as discussed under Proposal 2, the Trustees will consider an appropriate course of action.

PROPOSAL 1.    TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE FOR THE FUND.

    The Board of Trustees recommends that Shareholders approve a "manager of managers" structure for the Fund, as described below.

    SEC EXEMPTIVE ORDER AND SHAREHOLDER APPROVAL. Proposal 1 seeks Shareholder approval to implement a "manager of managers" structure for the Fund. Under this structure, the Fund will have an investment adviser and one or more sub-advisers. The Board of Trustees will be permitted to approve or terminate investment sub-advisers, based on the recommendation of SIMC as investment adviser, WITHOUT shareholder approval. Normally, shareholders of a mutual fund must approve investment advisory agreements for the mutual fund. To operate a "manager of managers" structure efficiently, however, the Trust has obtained an SEC exemption from the shareholder approval requirements, subject to certain conditions. One condition of the SEC exemption order is that, before the Fund relies on the exemption and implements a "manager of managers" structure, that Fund's shareholders must approve the "manager of managers" structure. Most of the funds in the SEI Funds family have implemented this "manager of managers" structure, and SIMC currently serves as investment adviser and "manager of managers" for those funds.

    DESCRIPTION OF THE PROPOSED "MANAGER OF MANAGERS" STRUCTURE. Under the proposed "manager of managers" structure, the Fund will be operated in a manner that is different from many other mutual

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funds. Most mutual funds operate under a structure in which a single entity, the fund's adviser, provides investment advisory services to the fund. Typically, the fund pays an advisory fee to the fund's adviser and the adviser, in turn, compensates the adviser's portfolio managers who make specific securities selections for the fund. In contrast, under the "manager of managers" structure, the Fund will pay SIMC an advisory fee and SIMC, in turn, will hire sub-advisers to provide day-to-day investment advisory services to the Fund. Under this structure, shareholders will have the benefit of SIMC's expertise in selecting and monitoring investment sub-advisers. SIMC will continuously monitor the performance of the sub-advisers and may from time to time recommend that the Board of Trustees replace one or more sub-advisers or appoint additional sub-advisers, depending on SIMC's assessment of what combination of sub-advisers it believes would optimize the Fund's chances of achieving its investment objectives. The Board would be able to approve the addition or termination of sub-advisers without shareholder approval.

    Any proposal to add or replace sub-advisers would be reviewed as follows:
(i) SIMC would assess the Fund's needs and, if it believed additional or replacement sub-advisers could benefit the Fund, would systematically search the relevant universe of available investment sub-advisers; (ii) any recommendations made by SIMC would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not parties to the investment sub-advisory agreement or "interested persons," as defined under the 1940 Act, of any party to the investment sub-advisory agreement; and (iii) any selections of additional or replacement sub-advisers would have to comply with conditions contained in the SEC exemption.

    The proposed "manager of managers" structure is intended to afford the Fund increased management flexibility. With the "manager of managers" structure, the Trustees will not be required to call a shareholder meeting each time a new sub-adviser is approved and the Fund will not incur the considerable expense of holding shareholder meetings to approve sub-advisers.

    TRUSTEES' CONSIDERATIONS. In unanimously approving the "manager of managers" structure for the Fund at the September 17, 2002 meeting of the Board of Trustees and in recommending that Shareholders also approve this structure, the Trustees reviewed SIMC's expertise as a "manager of managers," including SIMC's experience in serving as "manager of managers" for other funds in the SEI Funds family. In addition, the Trustees considered the flexibility the Fund will have under a "manager of managers" structure to implement sub-adviser changes, without shareholder approval and without the Fund incurring the considerable costs of obtaining shareholder approval, when the Board determines that such changes are advisable. The Board also reviewed the operation of the Fund under a "manager of managers" structure at a meeting of the Board of Trustees held on January 13, 2003 and again recommended that shareholders vote for the implementation of the "manager of managers" structure.

    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

PROPOSAL 2.    TO APPROVE SIMC AS THE FUND'S INVESTMENT ADVISER, AND TO APPROVE
               AN INVESTMENT ADVISORY AGREEMENT WITH SIMC.

    The Board of Trustees recommends that Shareholders approve SIMC as the investment adviser of the Fund and approve an investment advisory agreement (the "Investment Advisory Agreement") between the Trust and SIMC relating to the Fund (which is attached as Exhibit A to the Proxy Statement). The description of the Investment Advisory Agreement in the Proxy Statement is qualified in its entirety by reference to Exhibit A. The Trustees, including all of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons," as defined under the 1940 Act, of any party to the Investment Advisory Agreement, unanimously approved SIMC as investment adviser for the Fund and the Investment Advisory Agreement with respect to the Fund at a meeting held on September 17, 2002.

    PREVIOUS INVESTMENT ADVISORY ARRANGEMENT. Wellington Management Company, LLP ("Wellington Management") previously served as investment adviser to the Fund pursuant to an investment advisory agreement dated October 30, 1985 (the "Previous Advisory Agreement"). At a meeting of the Board of Trustees held on September 17, 2002, the Trustees approved the replacement of Wellington Management with SIMC based upon the Board's determination that the selection of SIMC to provide the investment advisory services as described herein will better optimize the Fund's chances of achieving its investment objectives.

    CURRENT ADVISORY ARRANGEMENT. At the September meeting, the Board of Trustees also approved SIMC as the Fund's "interim" investment adviser. SIMC serves as such under "interim" investment advisory agreements with the Trust, on the Fund's behalf. The rules under the 1940 Act allow a board in certain circumstances to approve an interim advisory agreement pending shareholder approval of the new investment adviser. In accordance with these rules, the Trust's interim advisory agreement with SIMC has a maximum term of 150 days. Except for the provisions with respect to the term of the agreements, the provisions of the interim advisory agreement are the same as those of the proposed Investment Advisory Agreement.

    NEW INVESTMENT ADVISORY AGREEMENT. Other than the identity of the investment adviser and provisions concerning the "manager of managers" structure, there are no material differences between the Investment Advisory Agreement and the Previous Advisory Agreement. For example, the advisory fees are identical, and the standards of care and limitations of liability are the same.

    SIMC'S DUTIES UNDER THE INVESTMENT ADVISORY AGREEMENT. Under the Investment Advisory Agreement, SIMC will serve as investment adviser and "manager of managers" to each Fund. SIMC will provide its proprietary investment adviser selection, monitoring, and asset allocation services to the Fund. Subject to Board approval (but not shareholder approval provided Shareholders approve Proposal 1 in the Proxy Statement), SIMC, in turn, will enter into investment sub-advisory agreements with one or more sub-advisers who will make specific investment decisions with respect to the assets (or a portion of the assets) of the Fund. Under the Investment Advisory Agreement, SIMC will also continuously review and supervise the Fund's investment program. Subject to Board approval, SIMC in the future may provide specific portfolio security advice with respect to all or some portion of the Fund's assets, but SIMC does not currently expect to request such approval.

    SIMC will perform internal due diligence on prospective sub-advisers for the Fund and monitor sub-adviser performance using its proprietary investment adviser selection and monitoring process. SIMC will be responsible for communicating performance targets and evaluations to sub-advisers, supervising each sub-adviser's compliance with the Fund's investment objectives and policies, authorizing sub-advisers to engage in certain investment techniques for the Fund, and recommending to the Board of Trustees whether investment sub-advisory agreements should be renewed, modified or terminated. SIMC also will recommend to the Board of Trustees the addition of new sub-advisers, as it deems appropriate.

    COMPENSATION. For its services as investment adviser and "manager of managers" of the Fund, the Fund will pay SIMC an annual fee of 0.075% on the first $500 million on average daily net assets and 0.02% on average daily net assets in excess of $500 million, which will be calculated daily and paid monthly. For purposes of calculating the investment advisory fee, the assets of all of the other funds of the Trust will be aggregated. This is the same contractual fee that was paid to the previous adviser. Certain Fund service providers have contractually or voluntarily agreed to waive fees to keep the Fund's total expense ratio at specific levels. SIMC and the other service providers currently expect to waive fees to keep the Fund's total expense ratios at current levels. While SIMC's and the Fund service providers' voluntary fee waivers may be discontinued at any time, SIMC and the Fund service providers have no current intention of discontinuing these voluntary fee waivers.

    SIMC will pay any sub-advisers out of the investment advisory fee it receives. The Fund is not responsible for paying the sub-advisers' advisory fees.

    DURATION AND TERMINATION. Unless terminated earlier, the Investment Advisory Agreement will continue in effect as to the Fund for an initial two year term, and will continue thereafter for periods of one year for so long as such continuance is specifically approved at least annually as required by the 1940 Act.

    The Investment Advisory Agreement will terminate automatically in the event of its assignment. In addition, the Investment Advisory Agreement may be terminated at any time without penalty by the Trustees or by a vote of a majority of the outstanding shares of the Fund on not less than 30 days' nor more than 60 days' written notice to SIMC. In addition, the Investment Advisory Agreement is terminable by SIMC upon 90 days' written notice to the Trust. The duration and termination provisions of the Investment Advisory Agreement are identical to the duration and termination provisions of the Previous Advisory Agreement.

    LIMITATION OF LIABILITY. SIMC will discharge its responsibilities under the Investment Advisory Agreement subject to the general supervision of, and any policies set by, the Board of Trustees. Under the Investment Advisory Agreement, SIMC is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the Investment Advisory Agreement (except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard by SIMC of its obligations or duties under the Investment Advisory Agreement, except as may otherwise be provided under provisions of applicable state and Federal law to the extent such provisions cannot be waived or modified by the Investment Advisory Agreement). The limitations of liability provisions of the Investment Advisory Agreement are identical to the limitation of liability provisions of the Previous Advisory Agreement.

    DESCRIPTION OF THE INVESTMENT ADVISER. SIMC is a wholly-owned subsidiary of SEI Investments Company ("SEI"), a financial services company located at Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC, and its predecessor, began managing most other funds in the SEI Funds family as a "manager of managers" in 1995, and has significant experience providing advice to investors regarding the selection and evaluation of investment advisers. As of December 31, 2002, SIMC acted in a similar "manager of managers" role with respect to $31.4 billion of client assets.

    Listed below are the names and principal occupations of each director and the principal executive officer of SIMC. The principal business address of each director and the principal executive officer, as it relates to their duties at SIMC, is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

NAME                         TITLE
----                         -----
Alfred P. West, Jr.          Director, Chairman and Chief Executive Officer
Carmen V. Romeo              Director, Executive Vice President
Richard B. Lieb              Director, Executive Vice President

    Listed below are the names of each officer of the Funds who is an officer or employee of SIMC.

NAME                            POSITION WITH FUND                 POSITION WITH SIMC
----                     ---------------------------------  ---------------------------------
Edward D. Loughlin       President & Chief Executive        Executive Vice President
                           Officer
Timothy D. Barto         Vice President & Secretary         Vice President & Assistant
                                                              Secretary
Todd B. Cipperman        Vice President & Assistant         Senior Vice President, General
                           Secretary                          Counsel & Secretary
James R. Foggo           Controller & Chief Financial       Vice President & Secretary
                           Officer
Lydia A. Gavalis         Vice President & Assistant         Vice President & Assistant
                           Secretary                          Secretary
Christine M. McCullough  Vice President & Assistant         Vice President & Assistant
                           Secretary                          Secretary
Sherry Kajdan            Vice President & Assistant         Vice President & Assistant
  Vetterlein               Secretary                          Secretary
Robert S. Ludwig         Vice President & Assistant         Senior Vice President & Chief
                           Secretary                          Investment Officer
William E. Zitelli, Jr.  Vice President & Assistant         Vice President & Assistant
                           Secretary                          Secretary
John C. Munch            Vice President & Assistant         Vice President & Assistant
                           Secretary                          Secretary
John Munera              Vice President & Assistant         [Vice President & Assistant
                           Secretary                          Secretary]

    TRUSTEES' CONSIDERATIONS. At a meeting of the Board of Trustees held on September 17, 2002, the Board of Trustees reviewed SIMC's qualifications to act as the Fund's investment adviser and "manager of managers," placing particular emphasis on: (i) SIMC's proposed role in recommending, monitoring and terminating sub-advisers, subject to Board of Trustee oversight; and
(ii) SIMC's performance as "manager of managers" and investment adviser for other funds in the SEI Funds family. The Trustees received oral information regarding SIMC's key personnel, its experience in selection and evaluation of sub-advisers and research performed by SIMC and others that had led SIMC to recommend a "manager of managers" structure.

    In unanimously approving (and recommending that Shareholders approve) SIMC as the Fund's investment adviser and "manager of managers" and the Investment Advisory Agreement, the Trustees carefully evaluated the experience of SIMC's key personnel in serving as a "manager of managers" for other institutional funds in the SEI Funds family, and the nature and quality of services SIMC is expected to provide to the Fund. The Trustees also considered: (i) the Fund's distinct investment objectives and policies; (ii) that the total compensation payable to SIMC by the Fund under the Investment Advisory Agreement will be at the same rate as the compensation payable under the Previous Advisory Agreement;
(iii) the history, reputation, qualification and background of SIMC, as well as the qualifications of its personnel and its financial condition; (iv) SIMC's performance record; (v) the Fund's performance; (vi) the benefits to the Fund expected to be realized as a result of implementing the proposed "manager of managers" structure for the Fund; and (vii) other factors deemed relevant. In addition, the Trustees considered the fees to be paid to SIMC in comparison to those being charged in the relevant segment of the mutual fund business. The Trustees used this information, as well as other information they obtained independently, to help them decide whether to approve SIMC as the Fund's "manager of managers" and investment adviser and the Investment Advisory Agreement.

    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

PROPOSAL 3.    TO APPROVE BACAP AS THE FUND'S INVESTMENT SUB-ADVISER, AND TO
               APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN SIMC AND
               BACAP.

    The Board of Trustees is recommending that Shareholders of the Fund approve BACAP as investment sub-adviser of the Fund and approve an investment sub-advisory agreement (the "Investment Sub-Advisory Agreement") between SIMC and BACAP (which is attached as Exhibit B to the Proxy Statement). The description of the Investment Sub-Advisory Agreement in the Proxy Statement is qualified in its entirety by reference to Exhibit B. The Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, approved BACAP as investment sub-adviser for the Fund and the Investment Sub-Advisory Agreement with respect to the Fund at a meeting held September 17, 2002.

    Under the Investment Advisory Agreement, SIMC will have general oversight responsibility for the investment advisory services provided to the Fund, including formulating the Fund's investment policies and analyzing economic trends affecting the Fund. SIMC also will be responsible for directing and evaluating the investment services provided by BACAP, including its adherence to the Fund's investment objectives and policies and the Fund's investment performance. In accordance with the Fund's investment objectives and policies, and under the supervision of SIMC and the Trust's Board of Trustees, BACAP will be responsible for the day-to-day investment management of all or a discrete portion of the Fund's assets. As a sub-adviser, BACAP will be authorized to make investment decisions for the Fund and place orders on the Fund's behalf to effect those investment decisions.

    CURRENT SUB-ADVISORY ARRANGEMENT. At the September 17, 2002 meeting, the Board of Trustees approved BACAP as "interim" sub-adviser. BACAP serves as such pursuant to an "interim" sub-advisory agreement. The rules under the 1940 Act allow a board in certain circumstances to approve an interim sub-advisory agreement pending shareholder approval of the new sub-adviser. In accordance with these rules, the interim sub-advisory agreement has a maximum term of 150 days. If Shareholders approve this Proposal 3, the interim sub-advisory agreement will be replaced by the new Investment Sub-Advisory Agreement. Except for provisions with respect to the term of the agreement, the provisions of the interim sub-advisory agreement are the same as those of the new Investment Sub-Advisory Agreement.

    DUTIES UNDER THE INVESTMENT SUB-ADVISORY AGREEMENT. Under the Investment Sub-Advisory Agreement, BACAP will make the investment decisions for the assets of the Fund allocated to it by SIMC and will continuously review, supervise, and administer the Fund's investment program with respect to those assets. BACAP is independent of SIMC, but discharges its responsibilities subject to the supervision of SIMC and the Trustees of the Trust and in a manner consistent with the Fund's investment objectives, policies and limitations.

    COMPENSATION. Under the Investment Sub-Advisory Agreement, SIMC is responsible for paying BACAP's sub-advisory fee, which is calculated and paid on a monthly basis. The Fund is not responsible for paying BACAP's sub-advisory fee.

    DURATION AND TERMINATION. Unless terminated earlier, the Investment Sub-Advisory Agreement will continue in effect as to the Fund for an initial two-year term, and thereafter, for periods of one year for so long as such continuance is specifically approved at least annually as required by the 1940 Act. If the "manager of managers" structure described under Proposal 1 and the selection of SIMC as investment adviser under Proposal 2 are approved by the Shareholders of the Fund, the Investment Sub-Advisory Agreement shall become effective upon the execution of the Agreement by SIMC and BACAP.

    The Investment Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that SIMC's Investment Advisory Agreement is terminated. The Investment Sub-Advisory Agreement is terminable at any time without penalty by the vote of a majority of the Trustees, by a vote of a majority of the outstanding shares of the Fund or by SIMC on not less than 30 days' nor more than 60 days' written notice to BACAP. In addition, the Investment Sub-Advisory Agreement is terminable by BACAP upon 90 days' written notice to SIMC.

    DESCRIPTION OF BACAP. BACAP has been registered with the SEC as an investment adviser since September 29, 1995. BACAP was established in 1995 as TradeStreet Investment Associates, Inc., changed its name on January 18, 2000 to Banc of America Capital Management, Inc., and on April 5, 2001, it was restructured as a limited liability company. BACAP is a wholly-owned subsidiary of Bank of America, N.A., which, in turn, is an indirect wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware Corporation.

    BACAP provides investment advisory services to institutional portfolios, mutual funds and high-net-worth individuals and is the primary investment management group of Bank of America Corporation. As of December 31, 2002, BACAP managed over $XX billion in assets, approximately $XX billion of which is money market-style assets.

    Listed below are the names and principal occupations of each director and the principal executive officer of BACAP. The principal business address of each director and the principal executive officer, as it relates to their duties at BACAP, is 101 S. Tryon Street, Charlotte, NC 28255.

NAME                         TITLE
----                         -----

[INSERT DIRECTORS &
EXECUTIVE OFFICER]

    TRUSTEES' CONSIDERATION. The Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, approved the general form of the Investment Sub-Advisory Agreement with respect to the Fund on September 17, 2002. The Trustees received written and oral information from both SIMC and BACAP. SIMC recommended the selection of BACAP as sub-adviser and reviewed SIMC's considerations that had led to the recommendation. The Trustees also met with representatives of BACAP and considered information about key personnel, investment philosophy and process and performance track record, among other factors. In recommending that the shareholders approve the proposed Investment Sub-Advisory Agreement, the Trustees carefully evaluated the investing experience of BACAP's key personnel and the quality of services BACAP can be expected to provide to the Fund, including, but not limited to: (1) the nature and quality of the services expected to be rendered as sub-adviser to the Fund; (2) the distinct investment objectives and policies of the Fund; (3) the fact that the Fund will not be responsible for the compensation payable to BACAP under the proposed Investment Sub-Advisory Agreement; (4) the history, reputation, qualification and background of BACAP, as well as the qualifications of its personnel and its financial condition; (5) BACAP's performance record; and (6) other factors deemed relevant. The Trustees also reviewed the fees to be paid to BACAP in comparison to those being charged in the relevant segment of the mutual fund business.

    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

             GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

    DISTRIBUTION. SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI and an affiliate of SIMC, acts as the distributor of the Funds.

    FUND TRANSACTIONS. For fiscal year ended June 30, 2002, the Fund did not pay any brokerage commissions to any affiliated broker.

    ADMINISTRATOR. SEI Investments Fund Management ("SIFM"), located at Oaks, Pennsylvania 19456, serves as the Fund's administrator and is a wholly-owned subsidiary of SIMC. For the fiscal year ended June 30, 2002, the Fund paid $256,115 to SIFM after fee waivers of $16,851 for administration services.

    5% SHAREHOLDERS. As of _______, 2003, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the Fund's outstanding shares. The Fund believes that most of the shares referred to above were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

NAME AND ADDRESS OF SHAREHOLDER        NUMBER OF SHARES OWNED       PERCENTAGE OF FUND'S OUTSTANDING SHARES
-------------------------------        ----------------------       ---------------------------------------

    [The Trust's Trustees and officers in the aggregate beneficially own less than one percent (1%) of the Fund's shares.]

    ADJOURNMENT. In the event that sufficient votes in favor of a Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods to permit further solicitation of proxies with respect to any such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournments with respect to a Proposal those proxies that they are entitled to vote in favor of such Proposal. They will vote against any such adjournment those proxies required to be voted against any such Proposals. SIMC will bear the costs of any additional solicitation and any adjourned sessions.

    QUORUM AND REQUIRED VOTE. In order to act upon a Proposal, a quorum is required to be present at the Meeting. A majority of the aggregate number of shares in the Fund entitled to vote at the Meeting constitutes a quorum. Any lesser number of shares, however, is sufficient to vote on any adjournment(s).

    Approval of a Proposal with respect to the Fund requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

    Abstentions and "broker non-votes" will not be counted for or against a Proposal, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against the Proposal(s) to which it relates.

    SHAREHOLDER PROPOSALS. The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Investments Management Corporation, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

    REPORTS TO SHAREHOLDERS. THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND ITS MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, UPON REQUEST. Requests should be directed to the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-DIAL-SEI.

    OTHER MATTERS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that Proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                            ------------------------

             SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE
                  ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT
                             SEI LIQUID ASSET TRUST

    AGREEMENT made this ___ day of _______________, 2003, by and between SEI Liquid Asset Trust, a Massachusetts business trust (the "Trust"), and SEI Investments Management Corporation, (the "Adviser").

    WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios, each having its own investment policies; and

    WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its portfolios, as listed on attached Schedule A, (each a "Fund" and, collectively, the "Funds"), and the Adviser is willing to render such services:

    NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the U.S. Securities and Exchange Commission (the "SEC"), or by rule or regulation, a majority of the outstanding voting securities of any affected Fund(s)) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of any Funds of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Funds, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Trust's administrator (the "Administrator") and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

    The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Trust will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

    The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

    (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

    (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

    (c) Prospectus(es) of the Fund(s).

3.  OTHER COVENANTS. The Adviser agrees that it:

    (a) will comply with all applicable rules and regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

    (b) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion. The Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or terms of the overall responsibilities of the Adviser to the Fund. In addition, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Fund's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Fund, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, and sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate(s) specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets of the Fund. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive a portion of its fee.

    All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5. EXCESS EXPENSES. If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost.

    However, the Adviser will not bear expenses of the Trust or any Fund which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Fund.

8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the

    Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state and Federal law which cannot be waived or modified hereby. (As used in this Section 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's Prospectus as required by law. In addition, brokerage transactions for the Funds may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

    This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

    As used in this Section 11, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.

12. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. NOTICE: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

    To the Adviser at:          SEI Investments Management Corporation
                                1 Freedom Valley Drive
                                Oaks, PA 19456
                                Attn: Legal Department
    To the Trust at:            SEI Liquid Asset Trust
                                c/o SEI Investments
                                1 Freedom Valley Drive
                                Oaks, PA 19456
                                Attn: Legal Department

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

    A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

    No Fund of the Trust shall be liable for the obligations of any other Fund of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

    Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

SEI LIQUID ASSET TRUST                                SEI INVESTMENTS MANAGEMENT CORPORATION

By:      -----------------------------------          By:      -----------------------------------

Attest:  -----------------------------------          Attest:  -----------------------------------

                                   SCHEDULE A
                      TO THE INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                             SEI LIQUID ASSET TRUST
                                      AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION

Money Market Fund
Prime Obligation Fund
Treasury Securities Fund
Government Securities Fund
Institutional Cash Fund

                                   SCHEDULE B
                      TO THE INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                             SEI LIQUID ASSET TRUST
                                      AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION
                         AS OF __________________, 2003

    Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

0.075% on the first $500 million of assets and 0.02% on the assets in excess of $500 million. The fee will be calculated based on the combined assets of the Funds managed by the Adviser.

                   Funds:
                   ------
Money Market Fund
Prime Obligation Fund
Treasury Securities Fund
Government Securities Fund
Institutional Cash Fund

Agreed and Accepted:

SEI LIQUID ASSET TRUST                                SEI INVESTMENTS MANAGEMENT CORPORATION

By:      -----------------------------------          By:      -----------------------------------

Attest:  -----------------------------------          Attest:  -----------------------------------

                                                                       EXHIBIT B

                       INVESTMENT SUB-ADVISORY AGREEMENT
                             SEI LIQUID ASSET TRUST

    AGREEMENT made this ___ day of ______________, 2003 between SEI Investments Management Corporation (the "Adviser") and Banc of America Capital Management, LLC (the "Sub-Adviser").

    WHEREAS, SEI Liquid Asset Trust, a Massachusetts business trust (the "Trust"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

    WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated ______________, 2003 (the "Advisory Agreement") with the Trust, pursuant to which the Adviser acts as investment adviser to the Government Securities Fund, a series of the Trust (the "Fund"); and

    WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

    NOW, THEREFORE, the parties hereto agree as follows:

1. DUTIES OF THE SUB-ADVISER. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it hereunder (the "Assets"), including the purchase, retention and disposition of the Assets, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's prospectuses and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectuses"), and subject to the following:

    (a) The Sub-Adviser shall, in consultation with and subject to the direction of the Adviser, determine from time to time what Assets will be purchased, retained or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash.

    (b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust (as defined herein) and the Prospectuses and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 (the "Code"), and all other applicable federal and state laws and regulations, as each is amended from time to time.

    (c) The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Registration Statement (as defined herein) and Prospectuses or as the Board of Trustees or the Adviser may direct from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act")). Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust's principal underwriter) and to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Fund's Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

    (d) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6),
       (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

       The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).

    (e) The Sub-Adviser shall provide the Fund's custodian on each business day with information relating to all transactions concerning the Fund's Assets and shall provide the Adviser with such information upon request of the Adviser.

    (f) (i) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

       (ii) To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for two or more accounts managed by the Sub-Adviser, the available securities or investments may be allocated in a manner believed by the Sub-Adviser to be equitable to each account. The Adviser acknowledges and agrees that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.

       (iii) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best execution and/or a lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and to such clients.

    (g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

    (h) The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held as Assets in the Fund. The Adviser shall instruct the custodian and other parties providing services to the Fund to promptly forward misdirected proxies to the Sub-Adviser.

       Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

2. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust's Declaration of Trust (as defined herein), the Prospectuses, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

    (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

    (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws"); and

    (c) Prospectuses of the Fund.

4. COMPENSATION TO THE SUB-ADVISER. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in the Schedule A, which is attached hereto and made part of this Agreement. The fee will be calculated based on the average daily value of the Assets under the Sub-Adviser's management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

5. LIMITATION OF LIABILITY OF SUB-ADVISER. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Adviser in connection with the performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
    Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. NO REPRESENTATION OR WARRANTY AS TO PERFORMANCE. The Adviser acknowledges and agrees that the Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund, or that the Fund will perform comparably with any standard or index, including results achieved for other clients of the Sub-Adviser, whether public or private.

7. INDEMNIFICATION. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) resulting from the Sub-Adviser's breach of fiduciary duty with respect to the receipt of compensation for services, or from willful misfeasance, bad faith or negligence on the part of the Sub-Adviserin connection with the performance of the Sub-Adviser's obligations under this Agreement, or from the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement; provided, however, that the Sub-Adviser's obligation under this Paragraph 7 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

    The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) howsoever arising from or in connection with the performance of the Adviser's obligations under this Agreement; provided, however, that the Adviser's obligation under this Paragraph 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

8. DURATION AND TERMINATION. This Agreement shall become effective upon approval by the Trust's Board of Trustees, by the vote of a majority of the outstanding voting securities of the Fund, and its execution by the parties hereto; provided, however, that if the Shareholders of the Fund approve the operation of the Fund in accordance with the exemptive relief obtained in the SEC Order dated April 29, 1996, Investment Company Act Release No. 21921, approval of the Agreement by a majority of the outstanding voting securities of the Fund is not required, and the Sub-Adviser acknowledges that it and any other sub-adviser so selected and approved shall be without the protection (if any) accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act.

    This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund: (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund; (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Adviser; or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust. As used in this Paragraph 8, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

9. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

10. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

11. NOTICE: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

    To the Adviser at:          SEI Investments Management Corporation
                                One Freedom Valley Drive
                                Oaks, PA 19456
                                Attn: Legal Department

    To the Sub-Adviser at:      Banc of America Capital Management, LLC
                                101 S. Tryon Street, Suite 1000
                                Charlotte, NC 28255
                                Attention: Edward D. Bedard,
                                Chief Administrative Officer

12. NON-HIRE/NON-SOLICITATION. The Sub-Adviser hereby agrees that so long as the Sub-Adviser provides services to the Adviser or the Trust and for a period of one year following the date on which the Sub-Adviser ceases to provide services to the Adviser and the Trust, the Sub-Adviser shall not for any reason, directly or indirectly, on the Sub-Adviser's own behalf or on behalf of others, hire any person employed by the Adviser, who, to the Sub-Adviser's knowledge, is associated with this engagement, whether or not such person is a full-time employee or whether or not any person's employment is pursuant to a written agreement or is at-will. The Sub-Adviser further agrees that, to the extent that the Sub-Adviser breaches the covenant described in this paragraph, the Adviser shall be entitled to pursue all appropriate remedies in law or equity.

13. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

14. MISCELLANEOUS.

    (a) A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

    (b) Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

SEI INVESTMENTS MANAGEMENT CORPORATION             BANC OF AMERICA CAPITAL MANAGEMENT, LLC

By:                                                By:
-------------------------------------------        -------------------------------------------

Name:                                              Name:
-------------------------------------------        -------------------------------------------

Title:                                             Title:
-------------------------------------------        -------------------------------------------

SEI LIQUID ASSET TRUST
530 EAST SWEDESFORD ROAD
WAYNE, PA 19087

                      TO VOTE BY TELEPHONE

                      1) Read the Proxy Statement and have the proxy card below at hand.
                      2)   Call 1-800-690-6903.
                      3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                      TO VOTE BY INTERNET

                      1) Read the Proxy Statement and have the proxy card below at hand.
                      2)   Go to the Website www.proxyvote.com.
                      3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                      TO VOTE BY MAIL

                      1)   Read the Proxy Statement.
                      2) Check the appropriate boxes on the proxy card below.
                      3)   Sign and date the proxy card.
                      4)   Return the proxy card in the envelope
                           provided.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
--------------------------------------------------------------------------------

Government Securities Fund

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS:

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Vote On Proposals

PROPOSAL 1.           To approve a "manager of managers" structure for the Fund.

                      ____For   ____Against    ____Abstain

PROPOSAL 2.           To approve SIMC as the Fund's investment adviser,
                      and to approve an investment advisory agreement with SIMC.

                      ____For   ____Against    ____Abstain

PROPOSAL 3.           To approve Banc of America Capital Management,
                      LLC as the Fund's investment sub-adviser, and to approve an investment sub-advisory agreement with SIMC.

                      ____For   ____Against    ____Abstain

Dated: ______________, 2003                 ________________________________
                                            Signature of Shareholder

                                            ________________________________
                                            Signature (Joint owners)

      SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY
                            AND RETURN IT PROMPTLY.

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 27, 2003

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Timothy D. Barto and Jacqueline Bardyn as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Government Securities Fund (the "Fund") of SEI Liquid Asset Trust (the "Trust") to be held in the offices of SEI Investments Management Corporation, Oaks, Pennsylvania 19456, on February 27, 2003, at 11:00 a.m. (Eastern time), and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

YOU MAY ALSO VOTE THROUGH THE INTERNET BY USING WWW.PROXYVOTE.COM AND FOLLOWING THE ONSCREEN INSTRUCTIONS OR BY TELEPHONE BY CALLING TOLL FREE 1-800-690-6903.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.